SECOND AMENDMENT TO
               CREDIT FACILITIES AGREEMENT AND WAIVER OF DEFAULTS

     This SECOND AMENDMENT TO CREDIT FACILITIES AGREEMENT AND WAIVER OF DEFAULTS (this "Agreement") is entered into and effective as of _______ ___, 2002, by and among Pomeroy Computer Resources, Inc., Pomeroy Select Integration Solutions,
Inc., Pomeroy Select Advisory Services, Inc., Pomeroy Computer Resources Sales Company, Inc., Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, Technology Integration Financial Services, Inc., T.I.F.S. Advisory Services, Inc., TheLinc, LLC and Val Tech Computer Systems, Inc. (collectively and separately referred to as, "Borrower"), and Deutsche Financial Services Corporation ("DFS"), as Administrative Agent, and DFS and the other lenders listed on the signature pages and Exhibit 3 to the Original Loan Agreement (as defined below) and their respective successors and permitted assigns, as "Lenders" (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of June 28, 2001, as amended by the First Amendment to Credit Facilities Agreement dated as of November 13, 2001 (the "Original Loan Agreement").

B. Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of ________ ___, 2002 (except for: (A) Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, and
5.9 of this Agreement, which shall become effective as of September 21, 2001; and (B) Section 5.11 which shall become effective as of January 6, 2002), but only if this Agreement has been executed by Borrower, Administrative Agent and the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders, and only if the amendment fee described in Section 3 of this Agreement has been paid in full in cash.

3. AMENDMENT FEE. Borrower shall pay to Administrative Agent a non-refundable amendment fee of $100,000, to be shared among the Lenders in accordance with their pro-rata shares as set forth on Exhibit 3 to the Loan Agreement.

4. WAIVER OF DEFAULTS. Borrower has notified Administrative Agent that Borrower has violated the Minimum Net Income After Tax covenant contained in Section 15.5 as of the end of Borrower's fiscal quarter ended January 5, 2002. Under Section 16.1.7, Borrower's violation of the referenced financial covenant constitutes an Event of Default. Borrower has requested that the Required Lenders waive such Event of Default. The Required Lenders hereby waive the Event of Default arising under Section 16.1.7 due to Borrower's violation of the Minimum Net Income After Tax covenant contained in Section 15.5 as of the end of Borrower's fiscal quarter ended January 5, 2002. The waivers contained in this Section 4 are specific in intent and are valid only for the specific purposes for which given. Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to Sections 15.5 and 16.1.7. The waivers contained in this Section are waivers of known Events of Default only, and shall not operate as a waiver of Administrative Agent's or any Lender's right to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which Administrative Agent or such Lender is not actually aware, or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

5.  AMENDMENTS.  The  Original  Loan  Agreement  is  hereby  amended as follows:

     5.1. RESERVE AGAINST AVAILABILITY. Section 3.1.2 of the Original Loan Agreement is amended by replacing the final sentence thereof (which defines the term "Maximum Available Amount") with the following sentences: "The "Maximum Available Amount" (which can be a negative number) on any date shall be a Dollar amount equal to (i) the lesser of (A) the amount of the Aggregate Revolving Loan Commitment and (B) the Borrowing Base on such date, minus (ii) the sum of (a) the Swingline Loan, (b) the Floorplan Shortfall, and (c) a reserve against availability in the amount of $4,700,000.00 (the "Availability Reserve"). Administrative Agent may increase or decrease the Availability Reserve from time to time in its sole reasonable discretion. Notwithstanding the foregoing sentence, Administrative Agent will increase or decrease the Availability Reserve from time to time at the direction of the Required Lenders."

     5.2.     PRIME  INCREMENTS  AND  LIBOR  INCREMENTS. The  table  in  Section
4.7 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

"TOTAL FUNDED                 REVOLVING               TERM LOANS      BASE RATE       BASE RATE
INDEBTEDNESS TO EBITDA        LOANS AND               AND FLOORPLAN   INCREMENT FOR   INCREMENT FOR
                              SWINGLINE LOANS LIBOR   LOANS LIBOR     REVOLVING       TERM LOANS
                              INCREMENT               INCREMENT       LOANS AND       AND FLOORPLAN
                                                                      SWINGLINE       LOANS
                                                                      LOANS
----------------------------  ----------------------  --------------  --------------  --------------
greater than 3.50:1.00                        3.75%%           4.00%           0.80%           1.05%
----------------------------  ----------------------  --------------  --------------  --------------
less than or equal to                          3.50%           3.75%           0.55%           0.80%
3.50:1.00 but greater than
3.00:1.00
----------------------------  ----------------------  --------------  --------------  --------------
less than or equal to                          3.25%           3.50%           0.30%           0.55%
3.00:1.00 but greater than
2.50:1.00
----------------------------  ----------------------  --------------  --------------  --------------
less than or equal 2.50:1.00                   3.00%           3.25%           0.05%           0.30%
but greater than or equal to
2.00:1.00
----------------------------  ----------------------  --------------  --------------  --------------
less than 2.00:1.00                            2.75%           3.00%          -0.20%         0.05%"
----------------------------  ----------------------  --------------  --------------  --------------

     5.3. CAPITALIZATION. Section 11.13 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

     "11.13. CAPITALIZATION. Each Covered Person's authorized capital stock, partnership interests and membership interests and issued and outstanding capital stock, partnership interests and membership interests is as described in section 11.13 of the Disclosure Schedule (which Borrower shall update with respect to a new Subsidiary created in connection with a Permitted Acquisition (without the necessity of obtaining Required Lender consent) if Borrower complies with the terms of Section 14.21 hereof), and all issued and outstanding shares, partnership interests and membership interests of each Covered Person are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by the Persons listed."

     5.4. SUBSIDIARIES. Section 11.38 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

     "11.38. SUBSIDIARIES AND AFFILIATES. Borrower has no Subsidiaries and has no Affiliates who are not individuals, except those Persons listed in section 11.38 of the Disclosure Schedule (which Borrower shall update with respect to a new Subsidiary created in connection with a Permitted Acquisition or a Subsidiary created incident to the reorganization of a Subsidiary acquired in connection with a Permitted Acquisition (without the necessity of obtaining Required Lender consent) if Borrower complies with the terms of Section 14.21 hereof)."

     5.5.     PERMITTED  INDEBTEDNESS.  Section  14.2.5  of  the  Original  Loan
Agreement is  deleted  in  its  entirety  and  replaced  with  the  following:

     "14.2.5. Indebtedness (except for bona fide inter-company sales of Inventory) of any Borrower or Subsidiary to any other Borrower or Subsidiary provided that (i) complete and accurate records of such Indebtedness are maintained by each such Borrower, (ii) such Indebtedness, if it is in excess of $5,000,000 in the aggregate in any given case, at the option of the Administrative Agent, shall be evidenced by a promissory note and collaterally assigned and pledged to the Administrative Agent for the benefit of the Lenders pursuant to documents satisfactory to Administrative Agent, and (iii) if at any time such Indebtedness is evidenced by a promissory note, it shall be immediately collaterally assigned and pledged to the Administrative Agent for the benefit of the Lenders."

     5.6. INDIRECT OBLIGATIONS. Section 14.5 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

     "14.5 INDIRECT OBLIGATIONS. Create, incur, assume or allow to exist any Indirect Obligations except Indirect Obligations existing on the Execution Date and disclosed on section 11.21 of the Disclosure Schedule and except Indirect Obligations of a Borrower with respect to Indebtedness of another Borrower (other than Technology Integration Financial Services, Inc.) incurred in connection with a Permitted Acquisition and otherwise constituting Permitted Indebtedness or any other Permitted Indebtedness of another Borrower (other than Technology Integration Financial Services, Inc.)."

     5.7.     DISPOSAL  OF  PROPERTY. Section  14.9  of  the  Original  Loan
Agreement is deleted in its entirety and replaced  with  the  following:

     "14.9 DISPOSAL OF PROPERTY. Sell, transfer, exchange, or otherwise dispose of any of its assets. Notwithstanding the foregoing (i) any Borrower may transfer any assets or equity interest or assign any Permitted Indebtedness to any other Borrower (other than to Technology Integration Financial Services, Inc.) that it acquires or assumes, as the case may be, in a Permitted Acquisition, and (ii) unless a Default or Event of Default has occurred and is continuing (in which case any of the following shall be prohibited), Borrower may sell, transfer or otherwise dispose of Inventory or equipment in the ordinary course of business consistent with past practice, provided that all proceeds of such sales, transfers or other dispositions shall be deposited into the Lockboxes."

     5.8. CHANGE OF CONTROL. The last sentence of Section 14.12 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

     "In the case of any Covered Person other than Pomeroy Computer Resources, Inc., merge or consolidate with or into another Person, provided, however, that a Covered Person may merge into or with a Borrower if (i) such Borrower is the surviving entity (except no Covered Person may merge with or into Technology Integration Financial Services, Inc.) and (ii) simultaneously with such merger or consolidation, Administrative Agent has a first priority Security Interest on all of the equity interests of the surviving entity and all of such entity's assets (except for Permitted Security Interests on any such assets); or in the case of any Covered Person other than Pomeroy Computer Resources, Inc., permit any Person or
     Group, other than one or more other Borrowers, to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of any securities representing any of the voting power of such Covered Person or any of such Covered Person's then outstanding capital stock or other equity interests, or to acquire the power to elect any Person to the Board of Directors (or other management position in the case of Covered Persons which are not corporation) of such Covered Person."

     5.9. CAPITAL STRUCTURE; EQUITY SECURITIES. Section 14.13 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

     "14.13. CAPITAL STRUCTURE; EQUITY SECURITIES. Except as permitted by the last sentence of Section 14.12 hereof, make any change in the capital structure of any Covered Person; change any Charter Documents of any Covered Person which has or is reasonably likely to have a Material Adverse Effect on any Covered Person or which will or is reasonably likely to cause a Default or Event of Default; or issue or create any stock or other equity interest (or class or series thereof), or non-equity interest that is convertible into stock or other equity interest (or class or series thereof), in any Covered Person, except stock, membership interests, partnership interests or other equity interests (or class or series thereof) that are subordinated in right of payment to all the Loan Obligations in a manner satisfactory to Administrative Agent."

     5.10. BORROWING BASE CERTIFICATE. Exhibit 13.15.1 to the Original Loan Agreement (the form of Borrowing Base Certificate) is amended by inserting a new line immediately below the line with the "90%" figure as follows:

     "Less the Dollar amount of any reserve as set forth in Section 3.1.2 $__________".

     5.11. MINIMUM NET INCOME AFTER TAX. Section 15.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

     "15.5. MINIMUM NET INCOME AFTER TAX. Each Borrower covenants that its Net Income as a percentage of net sales as set forth in its income statement, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be no less than (i) 0.75%, for the fiscal quarters ending April 5, 2002, July 5, 2002, and October 5, 2002, and (ii) 2.00% for the fiscal quarter ending January 5, 2003 and for each fiscal quarter ending thereafter."

6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit B and the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

7. REAFFIRMATION. Each Borrower hereby acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect,
(ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

8. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

10. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11. INCORPORATION BY REFERENCE. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

12. NOTICE-ORAL COMMITMENTS NOT ENFORCEABLE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan
Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES IMMEDIATELY
                                    FOLLOWS}

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY COMPUTER RESOURCES, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


POMEROY SELECT INTEGRATION SOLUTIONS, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


POMEROY SELECT ADVISORY SERVICES, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


POMEROY COMPUTER RESOURCES SALES COMPANY, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


POMEROY COMPUTER RESOURCES OPERATIONS, LLP, AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


                              Signature Page 1 of 3

TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


T.I.F.S. ADVISORY SERVICES, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


THELINC, LLC, AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


VAL TECH COMPUTER SYSTEMS, INC., AS A BORROWER

By:_____________________________________
Name:___________________________________
Title:__________________________________


                              Signature Page 2 of 3

DEUTSCHE FINANCIAL SERVICES CORPORATION, as Administrative Agent and a Lender

By:_____________________________________
Name:  Kenneth  MacDonell
Title:  Vice  President



FIRSTAR BANK, NATIONAL ASSOCIATION, AS A LENDER

By:_____________________________________
Name:___________________________________
Title:__________________________________


NATIONAL CITY BANK, AS A LENDER

By:_____________________________________
Name:___________________________________
Title:__________________________________


IBM CREDIT CORPORATION, AS A LENDER

By:_____________________________________
Name:___________________________________
Title:__________________________________


UPS CAPITAL CORPORATION, AS A LENDER

By:_____________________________________
Name:___________________________________
Title:__________________________________


FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., AS A LENDER

By:_____________________________________
Name:___________________________________
Title:__________________________________


                              Signature Page 3 of 3

                                    EXHIBIT A
                                    ---------

                           DOCUMENTS AND REQUIREMENTS
                           --------------------------



1. Second Amendment to Credit Facilities Agreement and Waiver of Defaults executed by Borrower and each of the Lenders.

2. Certified Resolutions of each Borrower authorizing the execution and delivery of the Second Amendment to Credit Facilities Agreement and Waiver of Defaults.

3.   Payment  of  amendment  fee  described  in  Section  3  of  this Agreement.

4. UCC search results satisfactory to Administrative Agent with respect to Ballantyne Consulting Group, Inc. and System 5 Technologies, Inc.

5. Payment to Administrative Agent of all fees, expenses and other amounts owing to Administrative Agent and the Lenders under the Loan Agreement and the other Loan Documents.

                                    EXHIBIT B
                                    ---------

                               DISCLOSURE SCHEDULE
                               -------------------


                            None, if nothing listed.